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Exhibit 10.2

EXCHANGE AGREEMENT

        This EXCHANGE AGREEMENT (this "Agreement") is made and entered into as of September 5, 2007 by and among MarkWest Energy Partners, L.P., a Delaware limited partnership (the "Partnership"), MarkWest Hydrocarbon, Inc., a Delaware corporation ("Hydrocarbon") and MarkWest Energy, GP L.L.C., a Delaware limited liability company (the "General Partner").

RECITALS

        WHEREAS, concurrently with the execution of this Agreement, the Partnership, Hydrocarbon and MWEP, L.L.C., a Delaware limited liability company, have entered into an Agreement and Plan of Redemption and Merger, dated as of the date hereof (as amended, supplemented, restated or otherwise modified from time to time, the "Merger Agreement") pursuant to which, among other things, Merger Sub will merge with and into Hydrocarbon (the "Merger");

        WHEREAS, concurrently with the closing of Merger, the Partnership will enter into the Third Amended and Restated Agreement of Limited Partnership (the "Amended Partnership Agreement"), which among other things, establishes a new class of Class A units representing limited partnership interests in the Partnership (the "Class A Units");

        WHEREAS, in connection with the Merger, the parties hereto desire that (i) Hydrocarbon exchange with the Partnership 4,938,992 common units representing limited partnership interests in the Partnership ("Common Units") owned by Hydrocarbon in return for 5,900,000 Class A Units and (ii) the General Partner exchange with the Partnership all of the Incentive Distribution Rights (as defined in the Partnerships' Second Amended and Restated Partnership Agreement, dated February 28, 2007 (the "Partnership Agreement")) and the entire economic interest in the Partnership included in the General Partner Interest (as defined in the Partnership Agreement) for 18,506,132 Class A Units, in each case, pursuant to the terms and provision of this Agreement;

        WHEREAS, the Partnership has received an appraisal opinion from Duff & Phelps, dated the date hereof, that the Class A Units issued by the Partnership to Hydrocarbon and the General Partner pursuant to the Exchanges (as defined herein) are equal to the value of the Common Units, General Partner Interest and Incentive Distribution Rights exchanged therefor.

        NOW, THEREFORE, in consideration of the mutual covenants and agreements hereinafter set forth and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

1.    Exchanges.

        (a)   The General Partner hereby elects to exchange (the "GP Exchange") all of the Incentive Distribution Rights and the entire economic interest in the Partnership included in the General Partner Interest (collectively, the "GP Exchange Holdings") for an aggregate of 18,506,132 Class A Units (the "GP Consideration Units"), thereby reducing the economic interest in the Partnership included in the General Partner Interest to zero, as provided in the Amended Partnership Agreement, which is attached as Exhibit A to the Merger Agreement and will be entered into at the Closing (as defined herein). Without further action by the General Partner, as of the Closing, all of the General Partner's right, title and interest in and to the GP Exchange Holdings will be hereby assigned, transferred and delivered to the Partnership free and clear of all mortgages, liens, pledges, security interests, charges, claims, restrictions and encumbrances of any nature whatsoever (collectively, "Liens"), it being understood that, notwithstanding that the economic interest in the Partnership included in the General Partner Interest shall be reduced to zero, the General Partner shall remain admitted to the Partnership as the general partner of the Partnership.

        (b)   Hydrocarbon hereby elects to exchange (the "Hydrocarbon Exchange, and, together with the GP Exchange, the "Exchanges") 4,938,992 Common Units (the "Hydrocarbon Exchange Holdings) for an

aggregate of 5,900,000 Class A Units (the "Hydrocarbon Consideration Units," and, together with the GP Consideration Units, the "Consideration Units"). Without further action by Hydrocarbon, as of the Closing, all of Hydrocarbon's right, title and interest in and to the Hydrocarbon Exchange Holdings will be hereby assigned, transferred and delivered to the Partnership free and clear of all Liens, it being understood that Hydrocarbon shall remain admitted to the Partnership as a limited partner of the Partnership as a result of its ownership of the Hydrocarbon Consideration Units.

2.    Issuance of the Consideration Units.

        (a)   At the Closing, as consideration for the GP Exchange Holdings, the Partnership will issue the GP Consideration Units to, and registered in the name of, the General Partner, and the General Partner hereby acknowledges and agrees that receipt of the GP Consideration Units shall constitute complete satisfaction of all obligations or any other sums due to the General Partner with respect to the GP Exchange Holdings.

        (b)   At the Closing, as consideration for the Hydrocarbon Exchange Holdings, the Partnership will issue the Hydrocarbon Exchange Units to, and registered in the name of, Hydrocarbon. Hydrocarbon hereby acknowledges and agrees that receipt of the Hydrocarbon Consideration Units shall constitute complete satisfaction of all obligations or any other sums due to Hydrocarbon with respect to the Hydrocarbon Exchange Holdings.

3.    Cancellation of Interests.

        (a)   Upon the GP Exchange, without further action by the Partnership, (i) the Incentive Distribution Rights shall be cancelled and have no further force or effect; and (ii) the economic interest in the Partnership included in the General Partnership Interest shall be cancelled as provided in the Amended Partnership Agreement.

        (b)   Upon the Hydrocarbon Exchange, without further action by the Partnership, the Common Units that comprise the Hydrocarbon Exchange Holdings shall be cancelled and have no further force or effect.

4.    Closing.    The closing of the transactions contemplated hereby (the "Closing") shall occur concurrently with the closing of the Merger or such other date subsequent to the Merger to which the parties may agree in writing, provided the conditions set forth in Section 8 below have been satisfied or waived in accordance with the terms of this Agreement. The date on which the Closing occurs is referred to as the "Closing Date." The Closing of the transactions contemplated by this Agreement shall take place at the offices of Hogan & Hartson L.L.P., One Tabor Center, Suite 1500, 1200 Seventeenth Street, Denver, Colorado 80202, at 10:00 a.m. local time on the Closing Date.

5.    Representations and Warranties of the General Partner.    To induce the Partnership to issue the GP Consideration Units in exchange for the GP Exchange Holdings as herein provided, the General Partner makes the following representations and warranties to the Partnership, each and all of which are true and correct as of the date of this Agreement and shall be true and correct as of the Closing and shall not survive the Closing:

        (a)    Title to GP Exchange Holdings.    The General Partner is the beneficial and record owner of the GP Exchange Holdings, and the GP Exchange Holdings are owned by the General Partner free and clear of all Liens. There is no subscription, option, warrant, call, right, agreement or commitment relating to the issuance, sale, delivery, repurchase or transfer by the General Partner of such GP Exchange Holdings except as set forth in the Partnership Agreement. Upon transfer of the GP Exchange Holdings as contemplated hereunder, the Partnership will acquire good title to such GP Exchange Holdings, free and clear of all Liens.

        (b)    Authority; Binding Effect.    The General Partner has full legal capacity and power, and has received the requisite approval of its Board of Directors, to execute and deliver this Agreement and any other agreements or instruments executed or to be executed by it in connection with the GP Exchange and to consummate the transactions contemplated herein or therein. This Agreement is, and the other agreements and instruments executed or to be executed by the General Partner in connection with the GP Exchange and the other transactions contemplated hereby will each be, a valid and binding obligation of the General Partner enforceable against it in accordance with its respective terms, except as enforcement thereof may be limited by bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or other similar laws relating to or affecting enforcement of creditors' rights generally and except as enforcement thereof is subject to general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law).

        (c)    Securities Act Exemption.    The General Partner acknowledges that the GP Consideration Units are being issued pursuant to an exemption from the Securities Act of 1933, as amended (the "Securities Act"). The General Partner is an accredited investor, as defined in Regulation D under the Securities Act. The General Partner is acquiring the GP Consideration Units for its own account and without a view to the distribution thereof.

6.    Representations and Warranties of Hydrocarbon.    To induce the Partnership to issue the Hydrocarbon Consideration Units in exchange for the Hydrocarbon Exchange Holdings as herein provided, Hydrocarbon makes the following representations and warranties to the Partnership, each and all of which are true and correct as of the date of this Agreement and shall be true and correct as of the Closing and shall not survive the Closing:

        (a)    Title to Hydrocarbon Exchange Holdings.    Hydrocarbon is the beneficial and record owner of the Hydrocarbon Exchange Holdings, and the Hydrocarbon Exchange Holdings are owned by Hydrocarbon free and clear of all Liens. There is no subscription, option, warrant, call, right, agreement or commitment relating to the issuance, sale, delivery, repurchase or transfer by Hydrocarbon of such Hydrocarbon Exchange Holdings except as set forth in the Partnership Agreement. Upon transfer of the Hydrocarbon Exchange Holdings as contemplated hereunder, the Partnership will acquire good title to such Hydrocarbon Exchange Holdings, free and clear of all Liens.

        (b)    Authority; Binding Effect.    Hydrocarbon has full legal capacity and power, and has received the requisite recommendation from the Deal Committee (as defined in the Merger Agreement) and the approval of its Board of Directors, to execute and deliver this Agreement and any other agreements or instruments executed or to be executed by it in connection with the Hydrocarbon Exchange and to consummate the transactions contemplated herein or therein. This Agreement is, and the other agreements and instruments executed or to be executed by Hydrocarbon in connection with the Hydrocarbon Exchange and the other transactions contemplated hereby will each be, a valid and binding obligation of Hydrocarbon enforceable against it in accordance with its respective terms, except as enforcement thereof may be limited by bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or other similar laws relating to or affecting enforcement of creditors' rights generally and except as enforcement thereof is subject to general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law).

        (c)    Securities Act Exemption.    Hydrocarbon acknowledges that the Hydrocarbon Consideration Units are being issued pursuant to an exemption from the Securities Act. The General Partner is an accredited investor, as defined in Regulation D under the Securities Act. Hydrocarbon is acquiring the Hydrocarbon Consideration Units for its own account and without a view to the distribution thereof.

7.    Representations and Warranties of the Partnership.    To induce the General Partner and Hydrocarbon to deliver the GP Exchange Holdings and the Hydrocarbon Exchange Holdings, respectively, in exchange for the GP Consideration Units and the Hydrocarbon Consideration Units, as herein provided, the Partnership makes the following representations and warranties to the General Partner and Hydrocarbon, each and all of which are true and correct as of the date of this Agreement and shall be true and correct as of the Closing and shall not survive the Closing:

        (a)    Authority; Binding Effect.    The Partnership has full legal capacity and power, and has received the requisite recommendation of the Conflicts Committee (as defined in the Merger Agreement) and the approval of its Board of Directors to execute and deliver this Agreement and any other agreements or instruments executed or to be executed by it in connection with the Exchanges and to consummate the transactions contemplated herein or therein. This Agreement is, and the other agreements and instruments executed or to be executed by the Partnership in connection with the Exchanges will each be, a valid and binding obligation of the Partnership enforceable against it in accordance with its respective terms, except as enforcement thereof may be limited by bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or other similar laws relating to or affecting enforcement of creditors' rights generally and except as enforcement thereof is subject to general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law).

        (b)    Issuance of the Class A Units.    The Consideration Units have been duly authorized and, when issued upon the Exchange, will be validly issued in accordance with the Amended Partnership Agreement and are fully paid (to the extent required under the Amended Partnership Agreement) and nonassessable (except as such nonassessability may be affected by Sections 17-303, 17-607 and 17-804 of the Delaware LP Act), and free and clear of all Liens.

8.    Conditions to Closing.

        (a)   The respective obligations of each of the Partnership, Hydrocarbon and the General Partner to consummate the transactions contemplated by this Agreement shall be subject to the satisfaction of each of the following conditions:

            (i)  Partnership Unitholder Approval.    The Unit Issuance (as defined in the Merger Agreement) shall have been approved and adopted by the affirmative vote of a Unit Majority (as defined in the Partnership Agreement).

           (ii)  Amended Partnership Agreements.    The Partnership shall have executed and made effective the Amended and Restated Partnership Agreement.

          (iii)  Redemption and Merger.    The Redemption and the Merger shall have been consummated pursuant to the Merger Agreement.

        (b)   The obligations of the Partnership to consummate the transactions contemplated by this Agreement shall be subject to the satisfaction of each of the following conditions, unless any such condition is waived by the Board of Directors of the General Partner:

            (i)  Representations and Warranties of Hydrocarbon and the General Partner; Officer's Certificate.    The representations and warranties of each of Hydrocarbon and the General Partner contained herein shall be true and correct in all material respects as of the date of the Closing as though made on and as of the date of the Closing, and each of Hydrocarbon and the General Partner shall have furnished the Partnership with a certificate to that effect, dated as of the date of the Closing and signed on its behalf by a duly authorized officer, to the effect that its respective representations and warranties are true and correct in all material respects as of the date of the Closing.

        (c)   The obligations of each of Hydrocarbon and the General Partner to consummate the transactions contemplated by this Agreement shall be subject to the satisfaction of the following condition:

            (i)  Representations and Warranties of the Partnership; Officer's Certificate.    The representations and warranties of the Partnership contained herein shall be true and correct in all material respects as of the date of the Closing as though made on and as of the date of the Closing, and the Partnership shall have furnished each of Hydrocarbon and the General Partner with a certificate, dated as of the date of the Closing and signed on its behalf by a duly authorized officer, to the effect that its respective representations and warranties are true and correct in all material respects as of the date of the Closing.

9.    Termination.    Notwithstanding anything herein to the contrary, this Agreement may be terminated at any time prior to Closing:

        (a)   by the written consent of each of the parties hereto;

        (b)   automatically, without any action on the part of any party hereto, at any time prior to Closing, upon the termination of the Merger Agreement.

10.    Miscellaneous.

        (a)    Amendments and Waivers.    Any provision of this Agreement may be (i) waived in writing by the party benefited by the provision and approved by the Conflicts Committee in the case of the Partnership and by the Deal Committee in the case of Hydrocarbon and the General Partner executed in the same manner as this Agreement, or (ii) amended or modified at any time by an agreement in writing between the parties hereto approved by the Conflicts Committee in the case of the Partnership and by the Deal Committee in the case of Hydrocarbon and the General Partner and executed in the same manner as this Agreement.

        (b)    Further Assurances.    Each of Hydrocarbon and the General Partner agrees that it shall not sell, tansfer or otherwise dispose of the Hydrocarbon Exchange Holdings and the GP Exchange Holdings, respectively, from and after the date hereof except in accordance with this Agreement. Without limiting the foregoing but subject to the other terms of this Agreement, each of the parties hereto agrees that, from time to time, whether before, at or after the Closing, each of them will execute and deliver, or cause to be executed and delivered, such instruments of assignment, transfer, conveyance, endorsement, direction or authorization as may be necessary to consummate and make effective the transactions contemplated hereby.

        (c)    Notices.    All notices, requests and other communications hereunder to a party shall be in writing and shall be deemed given if personally delivered, telecopied (with confirmation) or mailed by registered or certified mail (return receipt requested) to such party at its address set forth below or such other address as such party may specify by notice to the parties hereto.

  If to the Partnership, to:

    MarkWest Energy GP, L.L.C.
    Attn: Corwin Bromley
    1515 Arapahoe Street
    Tower 2, Suite 700
    Denver, Colorado 80202
    Fax: (303) 290-8769

  If to Hydrocarbon or the General Partner, to:

        (d)    Governing Law.    This Agreement shall be governed by, and interpreted in accordance with, the laws of the State of Delaware, without regard to the conflict of law principles thereof (except to the extent that mandatory provisions of federal or Delaware law govern).

        (e)    Assignment.    This Agreement shall be binding upon the Partnership, Hydrocarbon and the General Partner and each of their respective successors and permitted assigns. This Agreement may not be assigned by any party hereto without the prior written consent of the other parties hereto.

        (f)    Counterparts.    This Agreement may be executed in one or more counterparts, each of which shall be deemed to constitute an original.

        (g)    Headings.    The article and section headings contained in this Agreement are solely for the purpose of reference, are not part of the agreement of the parties and shall not affect in any way the meaning or interpretation of this Agreement.

        (h)    Severability.    Any provision of this Agreement which is invalid, illegal or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability, without affecting in any way the remaining provisions hereof in such jurisdiction or rendering that or any other provision of this Agreement invalid, illegal or unenforceable in any other jurisdiction.

*    *    *    *    *

        IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed in counterparts by their duly authorized officers, all as of the day and year first above written.

MARKWEST HYDROCARBON, INC.
By:	/s/ FRANK M. SEMPLE Frank M. Semple President
MARKWEST ENERGY GP, L.L.C.
By:	/s/ NANCY K. BUESE Nancy K. Buese Chief Financial Officer
MARKWEST ENERGY PARTNERS, L.P.
By:	MarkWest Energy GP, L.L.C., its general partner
By:	/s/ NANCY K. BUESE Nancy K. Buese Chief Financial Officer

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EXCHANGE AGREEMENT
RECITALS